Exhibit 99.2

Amendment

to

Loan and security agreement

(EXIM Program)

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 16th day of October 2012 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California 92618.

Recitals

     A.     Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

     B.     Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Bank further amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.     Amendments to Loan Agreement. The Loan Agreement is amended, as follows, effective as of September 30, 2012:

2.1     Modified Interest Rate. Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)     Interest Rate.

(i)     Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 1.25% percentage points above the Prime Rate or 4.00%, which interest shall be payable monthly. Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves a Quick Ratio of 1.0 to 1.0 or greater (the “Quick Ratio Threshold”), and only for so long as Borrower maintains a Quick Ratio at or above the Quick Ratio Threshold, then the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 4.00%, which interest shall be payable monthly. The foregoing decrease (or subsequent increase, if applicable) shall go into effect on the first day of the month immediately following Bank’s receipt, review and approval of Borrower’s financial statements evidencing that an adjustment is warranted. If, based on the Quick Ratio as shown in Borrower’s financial statements there is to be an increase in the interest rate, the interest rate increase may be put into effect by Bank as of the first day of the month immediately following the date on which such financial statements were due, even if the delivery of the financial statements is delayed.

2.2     Deletion of Float Charge in Interest Computation. The sentence in Section 2.3(g) of the Loan Agreement that currently reads as follows:

In addition, so long as any principal or interest with respect to any Credit Extension remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank.

is hereby deleted.

2.3     Modified Anniversary Fee. Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g)     Anniversary Fee. A fully earned, non-refundable fee of $10,000, on September 30, 2013; and if this Agreement is terminated prior to September 30, 2013, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.4     Modified Termination Fee. The paragraph in Section 4.1 of the Loan Agreement that currently reads as follows:

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the September 2010 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the September 2010 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 1.50% of the Maximum Revolving Line if termination occurs on or before September 30, 2013, and 0.50% of the Maximum Revolving Line if termination occurs after September 30, 2013; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.5     Modified Transaction Report Submission. Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)	a Transaction Report weekly and at the time of each request for an Advance if Hard Credit Extensions are outstanding and Borrower’s Quick Ratio is below the Quick Ratio Threshold; otherwise within thirty (30) days after the end of each month;

2.6     Modified Collection of Accounts. The last sentence of Section 6.3(c) of the Loan Agreement that currently reads as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $1,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

is hereby amended in its entirety to read as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s Quick Ratio is at or above the Quick Ratio Threshold (and Borrower has provided Bank with Borrower’s financial statements evidencing the same) and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

2.7     Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)     Tangible Net Worth. For the month ending September 30, 2012 and each month ending thereafter, a Tangible Net Worth of at least $6,000,000 (“Minimum Tangible Net Worth”) plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof. Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.8     Added Definition of Current Liabilities. The definition of “Current Liabilities” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“Current Liabilities” are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.

2.9     Modified Definition of Prime Rate. The definition of “Prime Rate” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Prime Rate” is, on any date, the highest of the prime rates most recently published in the Wall Street Journal as the base rate on corporate loans at large U.S. banks.

2.10     Added Definition of Quick Ratio. The definition of “Quick Ratio” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“Quick Ratio” is the ratio of (a) the sum of Borrower’s cash and Cash Equivalents maintained at Bank plus Borrower’s net accounts receivable to (b) the sum of Borrower’s Current Liabilities plus the long-term portion of the Term Loan.

2.11     Added Definition of Quick Ratio Threshold. The definition of “Quick Ratio Threshold” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“Quick Ratio Threshold” is defined in Section 2.3(a)(i).

2.12     Modified Definition of Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Revolving Line Maturity Date” is September 30, 2014.

2.13     Modified Exhibit E. Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.     Limitation of Amendments.

3.1     The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.     Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7     This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.     Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $10,000, (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement by and between Bank and Borrower of even date herewith with respect to the non-Exim Loan and Security Agreement by and between Bank and Borrower and any fee provided for therein and (d) Borrower’s payment of all fees required by Exim Bank.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Lantronix, Inc.

By:	/s/ Brian Lowry	By:	/s/ Jeremy Whitaker
Name:	Brian Lowry	Name:	Jeremy Whitaker
Title:	Relationship Manager	Title:	Chief Financial Officer

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: _________
FROM: LANTRONIX, INC.

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding and QR < 1.0 to 1.0; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$6,000,000 plus (i) 50% of new equity and sub debt plus (ii) 50% of quarterly net income	$_______	Yes No

Performance Pricing		Applies

Applies only to the Revolving Line and only after Borrower achieves Quick Ratio equal to or greater than 1.0 to 1.0 and only if Borrower continues to achieve a Quick Ratio equal to or greater than

1.0 to 1.0

Yes No
Quick Ratio < 1.0 to 1.0	Greater of (i) Prime + 1.25% or (ii) 4.00%	Yes No
Quick Ratio > 1.0 to 1.0	Greater of (i) Prime + 0.75% or (ii) 4.00%	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

LANTRONIX, INC. By: ___________________________ Name: _________________________ Title: __________________________

BANK USE ONLY

Received by: _____________________

authorized signer

Date:    _________________________

Verified: ________________________

authorized signer

Date:    _________________________

Compliance Status:    Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:     ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:     $6,000,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$____
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$____
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$____
E.	Aggregate value of any reserves not already deducted from assets	$____
F.

Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)

and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)

$____
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$____
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$____

Is line H equal to or greater than Required Amount?

________ No, not in compliance	____ Yes, in compliance

CORPORATE BORROWING certificatE

(EXIM Program)

Borrower: Lantronix, Inc.	Date: October 16, 2012
Bank: Silicon Valley Bank

     I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of

Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Jeremy Whitaker	Chief Financial Officer	/s/ Jeremy Whitaker	☒
Kurt Busch	Chief Executive Officer	/s/ Kurt Busch	☒
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank ("Bank").

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower's capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower's officers or employees with their titles and signatures shown next to their names.

By:	/s/ Jeremy Whitaker
Name:	Jeremy Whitaker
Title:	Chief Financial Officer

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

     I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:	/s/ Jeremy Whitaker
Name:	Jeremy Whitaker
Title:	Chief Financial Officer

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